united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 10/31

Date of reporting period: 10/31/15

Item 1. Reports to Stockholders.

Balter Discretionary Global Macro Fund

Institutional Class
[BGMIX]
Investor Class
[BGMVX]

Balter Long/Short Equity Fund

Institutional Class
[BEQIX]

Annual Report
October 31, 2015

1-844-322-8112
www.balterliquidalts.com
Distributed by Northern Lights Distributors, LLC
Member FINRA

Dear Shareholder,

The Balter Discretionary Global Macro Fund returned +0.50% from May 28, 2015 through October 31, 2015 compared to -5.27% for the MSCI All Country World Index (ACWI), +0.91% for the Barclays Global Aggregate Bond Index, and +0.12% for 3-Month Libor. The Fund performed well during what was a challenging period for global financial markets.

Commodities were the primary driver of performance during the period, adding approximately +159 basis points to attribution on gross basis. The Fund was short Crude Oil and Brent Crude under the belief that oil prices would fall due to oversupply and falling demand, largely due to concerns of a slowing Chinese economy. A long position in the U.S. Dollar was an additional contributor to performance during the period.

Losses during the period were the result of positions taken both long and short in U.S. Treasuries. In aggregate this equated to approximately -28 basis points on a gross basis. Market sentiment over the direction of interest rates shifted wildly during the period, which made it a difficult environment for trading.

Looking forward we believe that the divergence in central bank policy around the world will create attractive long and short opportunities for the Fund. In a market environment with historically low interest rates and elevated equity valuations, we feel that the Fund offers a compelling alternative to owning either fixed income securities or global equities.

Sincerely,

Brad Balter, CFA	Jay Warner, CFA	Ben Deschaine, CAIA

CEO, Portfolio Manager	Portfolio Manager	Portfolio Manager

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The statutory and summary prospectuses contains this and other important information about the investment company. To obtain an additional prospectus, please call 1-855-854-7258 or visit www.balterliquidalts.com. Read them carefully before investing.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in the securities of small and medium sized companies. Small and medium company investing subjects investors to additional risks, including security price volatility and less liquidity than investing in larger companies. Investing in foreign securities exposes investors to economic, political and market risks and fluctuations in foreign currencies. These risks are enhanced in emerging markets.

Past performance is not a guarantee of future results. Short-term performance, in particular, is no indication of the fund’s future performance, and an investment should not be made solely on returns.

It is not possible to invest directly in an index.

Diversification does not guarantee a profit or protect from loss in a declining market.

The MSCI ACWI Index is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International, and is comprised of stocks from both developed and emerging markets. MSCI ACWI captures large and mid-cap representation across 23 Developed Markets (DM) and 23 Emerging Markets (EM) countries. With 2,466 constituents, the index covers approximately 85% of the global investable equity opportunity set.

The Barclays Global Aggregate Bond Index provides a broad-based measure of the global investment grade fixed-rate debt markets. The Global Aggregate Index contains three major components: the U.S. Aggregate (USD 300mn), the Pan-European Aggregate (EUR 300mn), and the Asian-Pacific Aggregate Index (JPY 35bn). In addition to securities from these three benchmarks, the Global Aggregate Index includes Global Treasury, Eurodollar (USD 300mn), Euro-Yen (JPY 25bn), Canadian (USD 300mn equivalent), and Investment Grade 144A (USD 300mn) index-eligible securities not already in the three regional aggregate indices.

Libor is a benchmark rate that some of the world’s leading banks charge each other for short-term loans. It stands for Intercontinental Exchange London Interbank Offered Rate and serves as the first step to calculating interest rates on various loans throughout the world. LIBOR is administered by the ICE Benchmark Administration (IBA), and is based on five currencies: U.S. dollar (USD), Euro (EUR), pound sterling (GBP), Japanese yen (JPY) and Swiss franc (CHF), and serves seven different maturities: overnight, one week, and 1, 2, 3, 6 and 12 months. There are a total of 35 different LIBOR rates each business day

Opinions expressed are subject to change, are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The Balter Discretionary Global Macro Fund is distributed by Northern Lights Distributors, LLC and Balter Liquid Alternatives LLC is the Investment Adviser. NLD Review Code 3887-NLD-12/09/2015

Dear Shareholder,

The Balter Long/Short Equity Fund returned +0.90% for the 12 month period ending October 31, 2015 compared to +0.34% for the Russell 2000 Index, +5.20% for the S&P 500 Index, and -0.25% for the Morningstar Long/Short Category Average. During this period both the long and the short portfolios produced positive returns. The portfolio averaged 72.1% gross long exposure and -27.3% gross short exposure, resulting in average net exposure of 44.8% and average gross exposure of 99.4%. At month end there were a total of 248 positions in the portfolio with 125 on the long side and 123 on the short side.

Health Care was the best performing sector during the period, returning approximately +1.5% on a gross basis. A large portion of the return was driven by Masimo Corporation (MASI), which was up over +68% during the period. Consumer Discretionary was the next best performing sector, contributing approximately +1.3% to performance on a gross basis. Energy and Financials were the two worst performing sectors, costing the Fund approximately -0.4% each, on a gross basis. Information Technology was the most disappointing sector during the last 12 months, generating +0.50% while representing nearly 25% of total exposure.

Small-cap cap equities have continued to trail large-caps over the last 12 months by -486 basis points. Since the inception of the Fund small-cap stocks have underperformed large-caps by -1,452 basis points. The headwind that small-caps have been facing will likely abate at some point in the future and turn into a tailwind which should benefit the Fund. Given this headwind, the Fund has still been able to outperform the Morningstar Long/Short Category Average by +115 basis points over the last 12 months.

The Balter Long/Short Equity Fund was built to target small-cap equities both in the U.S. and abroad. Over the long-term we believe these areas of the market offer the greatest price inefficiencies which in turn should provide us with the best opportunities when seeking to produce alpha for our investors. The last 12 months have been difficult for small-cap equities but we expect the situation to reverse course over the coming months, quarters, and years.

Sincerely,

Brad Balter, CFA	Jay Warner, CFA	Ben Deschaine, CAIA

CEO, Portfolio Manager	Portfolio Manager	Portfolio Manager

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The statutory and summary prospectuses contains this and other important information about the investment company. To obtain an additional prospectus, please call 1-855-854-7258 or visit www.balterliquidalts.com. Read them carefully before investing.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in the securities of small and medium sized companies. Small and medium company investing subjects investors to additional risks, including security price volatility and less liquidity than investing in larger companies. Investing in foreign securities exposes investors to economic, political and market risks and fluctuations in foreign currencies. These risks are enhanced in emerging markets.

Past performance is not a guarantee of future results. Short-term performance, in particular, is no indication of the fund’s future performance, and an investment should not be made solely on returns.

It is not possible to invest directly in an index.

Diversification does not guarantee a profit or protect from loss in a declining market.

The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends and capital gains, and is a registered trademark of the Standard & Poor’s Corporation.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

Alpha is defined as a measure of performance on a risk-adjusted basis.

Morningstar Long/Short Category Average represents an average of all the funds in the Morningstar Long/Short category.

Opinions expressed are subject to change, are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The Balter Long/Short Equity Fund is distributed by Northern Lights Distributors, LLC and Balter Liquid Alternatives LLC is the Investment Adviser. NLD Review Code 3878-NLD-12/08/2015

Balter Discretionary Global Macro Fund

PORTFOLIO REVIEW (Unaudited)

October 31, 2015

The fund’s performance figures* for the period ended October 31, 2015, compared to its benchmarks:

Annualized
Since Inception **
Balter Discretionary Global Macro Fund Investor Fund	0.50%
Balter Discretionary Global Macro Fund Institutional Fund	0.50%
Barclays Global Aggregate Bond Index (a)	0.91%
MSCI All Country World Index (b)	(5.27)%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total operating expenses as stated in the fee table to the Fund’s prospectus dated May 29, 2015 is 1.96% and 2.26% for the Institutional Class and Investor Class, respectively. For performance information current to the most recent month-end, please call 1-844-322-8112.

**	Inception date is May 28, 2015.

(a)	The Barclays Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

(b)	MSCI All Country World Index captures large and mid cap representation across 23 Developed Markets (DM) and 23 Emerging Markets (EM) countries. With 2,480 constituents, the index covers approximately 85% of the global investable equity opportunity set. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Holdings By Asset Type	% of Net Assets
Money Market Funds	95.8%
Purchased Call Options	0.4%
Common Stock	0.3%
Purchased Put Options	0.0%
Written Put Options	(0.1)%
Written Call Options	(0.2)%
Securities Sold Short	(1.0)%
Other Assets Less Liabilities	4.8%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Balter Long/Short Equity Fund

PORTFOLIO REVIEW (Unaudited)

October 31, 2015

The fund’s performance figures* for the year ended October 31, 2015, compared to its benchmarks:

		Annualized
	One Year	Since Inception **
Balter Long Short Equity Fund	0.90%	0.44%
Russell 2000 Total Return (a)	0.34%	1.22%
S&P 500 Total Return (b)	5.20%	8.82%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total operating expenses as stated in the fee table to the Fund’s prospectus dated July 24, 2015 is 2.93% for the Institutional Class. For performance information current to the most recent month-end, please call 1-844-322-8112.

**	Inception date is December 31, 2013.

(a)	The Russell 2000 Total Return Index is an unmanaged market capitalization-weighted index which measures the performance of the small-cap sector of the U.S. stock market. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

(b)	The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Holdings By Asset Type	% of Net Assets
Common Stock	60.5%
Money Market Fund	35.2%
Options Purchased	0.2%
Rights	0.0%
Securities Sold Short	(26.3)%
Other Assets Less Liabilities	30.4%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Balter Discretionary Global Macro Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS

October 31, 2015

Shares		Value
	COMMON STOCK - 0.3%
	BANKS - 0.3%
390,000	National Bank of Greece SA *	$301,119
	TOTAL COMMON STOCK (Cost $322,993)

Contracts
	CALL OPTIONS PURCHASED - 0.4%
368	IMM EURO$ Future ** #	519,800
	Expiration December 2016, Exercise Price $98.50
	TOTAL CALL OPTIONS PURCHASED (Cost - $369,188)

	PUT OPTIONS PURCHASED - 0.0%
178	IMM EURO$ Future ** #	1,113
	Expiration November 2015, Exercise Price $99.50
	TOTAL PUT OPTIONS PURCHASED (Cost - $22,250)

Shares
	SHORT-TERM INVESTMENTS - 95.8%
	MONEY MARKET FUNDS - 95.8%
36,646,418	Fidelity Institutional Money Market Funds - Government Portfolio, 0.01% ^ + #	36,646,418
8,883,997	Fidelity Institutional Money Market Funds - Money Market Portfolio, 0.11% ^ + #	8,883,997
8,883,948	Fidelity Institutional Money Market Funds - Tax Exempt Portfolio, 0.01% ^ + #	8,883,948
8,883,963	First American Government Obligations Fund, 0.00% ^ + #	8,883,963
8,883,963	First American Prime Obligations Fund, 0.01% ^ + #	8,883,963
8,414,827	First American Treasury Obligations Fund, 0.00% ^ + #	8,414,827
9,994,459	Invesco STIT - Liquid Assets Portfolio, 0.11% ^ + #	9,994,459
9,994,459	Invesco STIT - STIC Prime Portfolio, 0.07% ^ + #	9,994,459
9,994,459	Invesco STIT - Treasury Portfolio, 0.02% ^ + #	9,994,459
	TOTAL SHORT-TERM INVESTMENTS (Cost - $110,580,493)	110,580,493

	TOTAL INVESTMENTS - 96.5% (Cost - $111,294,924) (a)	$111,402,525
	CALL OPTIONS WRITTEN - (0.2) % (Proceeds $183,396)	(236,166)
	PUT OPTIONS WRITTEN - (0.1) % (Proceeds $225,806)	(90,040)
	SECURITIES SOLD SHORT - (1.0) % (Proceeds - $1,071,969)	(1,144,291)
	OTHER ASSETS LESS LIABILITIES - 4.8%	5,551,115
	NET ASSETS - 100.0%	$115,483,143

Contracts
	CALL OPTIONS WRITTEN - (0.2)%
368	IMM EURO$ Future ** #	213,900
	Expiration December 2016, Exercise Price $99.00
25	US Long Bond Future *** #	22,266
	Expiration December 2015, Exercise Price $158.00
	TOTAL CALL OPTIONS WRITTEN (Proceeds - $183,396)	236,166

	PUT OPTIONS WRITTEN - (0.1)%
178	IMM EURO$ Future ** #	1,112
	Expiration November 2015, Exercise Price $99.375
368	IMM EURO$ Future ** #	27,600
	Expiration December 2016, Exercise Price $98.125
25	US Long Bond Future *** #	61,328
	Expiration December 2015, Exercise Price $158.00
	TOTAL PUT OPTIONS WRITTEN (Proceeds - $225,806)	90,040

	SECURITIES SOLD SHORT - (1.0)%
	COMPUTERS - (0.9)%
8,400	Apple, Inc.	1,003,800

	SEMICONDUCTORS - (0.1)%
1,141	Avago Technologies Ltd.	140,491

	TOTAL SECURITIES SOLD SHORT (Proceeds - $1,071,969)	1,144,291

*	Non-income producing security.

**	2,500 shares per contract.

***	1,000 shares per contract.

#	All or a portion of this investment is a holding of the Balter Fund Limited.

+	All or a portion of the security is held as collateral for written call and put options.

^	Money market fund; interest rate reflects effective yield on October 31, 2015.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $110,026,224 including call options written, put options written and securities sold short and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$—
Unrealized depreciation	(94,196)
Net unrealized depreciation	$(94,196)

See accompanying notes to financial statements.

Balter Discretionary Global Macro Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2015

Number of		Underlying Face Amount	Unrealized Appreciation
Contracts		at Value	(Depreciation)
	LONG FUTURES CONTRACTS - (0.0)%
18	S&P E-Mini Future #	$1,866,375	$(7,793)
25	US Long Bond Future #	3,910,950	(23,062)
	TOTAL LONG FUTURES CONTRACTS	$5,777,325	$(30,855)

	SHORT FUTURES CONTRACTS - 0.0%
68	Brent Crude Future Sept 2015 #	$3,370,080	$2,960
	TOTAL SHORT FUTURES CONTRACTS

See accompanying notes to financial statements.

Balter Long/Short Equity Fund

PORTFOLIO OF INVESTMENTS

October 31, 2015

Shares		Value
	COMMON STOCK - 60.5%
	AIRLINES - 0.5%
16,002	Delta Air Lines, Inc.	$813,542

	AUTO PARTS & EQUIPMENT - 0.9%
33,090	Koito Manufacturing Co. Ltd.	1,270,368
4,820	Mobileye NV *	219,406
		1,489,774
	BANKS - 0.2%
7,840	CIT Group, Inc.	337,120

	BIOTECHNOLOGY - 2.1%
5,710	Bluebird Bio, Inc. *	440,412
183,721	Enzo Biochem, Inc. *	683,442
7,885	Gilead Sciences, Inc.	852,605
35,830	Medivation, Inc. *	1,507,010
		3,483,469
	BUILDING MATERIALS - 1.1%
17,782	U.S. Concrete, Inc. * ^	986,190
45,180	Quanex Building Products Corp.	852,547
		1,838,737
	COMMERCIAL SERVICES - 2.6%
23,530	AMN Healthcare Services, Inc. *	667,546
21,641	BG Staffing LLC ^	249,954
13,825	Franklin Covey Co. *	236,822
308,968	Information Services Group, Inc. ^	1,133,913
5,554	MasterCard, Inc.	549,790
18,076	NV5 Holdings, Inc. * ^	420,809
17,079	On Assignment, Inc. * ^	770,434
16,735	Rent-A-Center, Inc. ^	307,757
		4,337,025
	COMPUTERS - 2.2%
6,575	Apple, Inc. ^	785,713
27,020	CANCOM SE	1,067,224
65,550	Ferrotec Corp.	643,693
103,110	Mattersight Corp. * ^	743,423
28,758	Vocera Communications, Inc. *	338,482
		3,578,535
	DIVERSIFIED FINANCIAL SERVICES - 1.8%
5,785	Ellie Mae, Inc. *	422,189
85,620	Financial Products Group Co. Ltd. ^	681,577
10,968	Visa, Inc.	850,897
28,880	Zenkoku Hosho Co. Ltd.	986,480
		2,941,143
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.4%
52,852	PowerSecure International, Inc. * ^	658,536

	ELECTRONICS - 3.6%
39,226	OSI Systems, Inc. *	3,380,497
25,121	Rogers Corp. *	1,168,629
59,216	Sparton Corp. * ^	1,393,352
		5,942,478
	ENTERTAINMENT - 1.0%
14,150	Evolution Gaming Group AB *	399,265
13,120	Unibet Group PLC	1,163,935
		1,563,200
	ENVIRONMENTAL CONTROL - 2.4%
27,915	MSA Safety, Inc.	1,213,744
70,503	Tetra Tech, Inc.	1,896,531
13,880	Waste Connections, Inc. ^	756,182
		3,866,457
	FOOD - 0.9%
31,470	Bakkafrost P/F ^	1,013,090
12,230	Calbee, Inc.	447,699
		1,460,789
	HEALTHCARE - PRODUCTS - 2.7%
19,215	AtriCure, Inc. * ^	355,958
56,506	BioTelemetry, Inc. * ^	735,708
4,397	LivaNova PLC ^	291,433
54,476	MiMedx Group, Inc. * ^	396,585
1,020	Sartorius Stedim Biotech	362,390
51,600	Spectranetics Corp. ^	630,552
149,580	Trinity Biotech PLC	1,679,784
		4,452,410
	HEALTHCARE - SERVICES - 0.8%
73,872	Cancer Genetics, Inc. * ^	480,168
20,105	Ensign Group, Inc.	847,627
		1,327,795

See accompanying notes to financial statements.

Balter Long/Short Equity Fund

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2015

Shares		Value
	HOME FURNISHINGS - 0.4%
31,600	Select Comfort Corp. *	$669,920

	HOUSEWARES - 0.3%
6,334	Scotts Miracle-Gro Co.	419,057

	INSURANCE - 0.7%
8,093	Berkshire Hathaway, Inc. - Class B *	1,100,810

	INTERNET - 3.9%
63,599	8x8, Inc. * ^	677,965
15,945	Boingo Wireless, Inc. *	123,255
23,510	Criteo SA ADR * ^	894,791
117,414	Lionbridge Technologies, Inc. *	632,861
68,523	Perficient, Inc. * ^	1,145,705
63,109	Rubicon Project, Inc. *	956,732
22,670	SMS Co. Ltd.	380,311
3,953	TripAdvisor, Inc. *	331,182
27,187	Twitter, Inc. *	773,742
1,993	XING AG	395,742
		6,312,286
	MEDIA - 6.5%
50,880	Liberty Global PLC * ^	2,169,523
71,961	Liberty Media Corp. *	2,817,273
141,573	Media General, Inc. *	2,103,775
49,417	Nexstar Broadcasting Group, Inc.	2,630,467
203,783	Sirius XM Holdings, Inc. *	831,435
		10,552,473
	METAL FABRICATE/HARDWARE - 0.4%
52,107	NN, Inc.	719,077

	MISCELLANEOUS MANUFACTURING - 0.9%
273,774	DIRTT Environmental Solutions *	1,440,916
4,704	Fabrinet *	101,936
		1,542,852
	OIL & GAS - 0.4%
83,840	Parex Resources, Inc. *	626,186

	OIL & GAS SERVICES - 1.1%
365,459	Mitcham Industries, Inc. * ^	1,622,638
84,485	Xtreme Drilling & Coil Services Corp. * ^	129,156
		1,751,794
	PHARMACEUTICALS - 3.1%
100,580	Amicus Therapeutics, Inc. *	754,350
3,160	Anacor Pharmaceuticals, Inc. * ^	355,216
15,780	BioSpecifics Technologies Corp. *	921,710
7,880	Clovis Oncology, Inc. * ^	787,291
31,570	H Lundbeck A/S * ^	932,686
8,580	Taro Pharmaceutical Industries Ltd. * ^	1,245,988
		4,997,241
	RETAIL - 1.9%
12,050	Abercombie & Fitch Co. - Class A ^	255,339
29,099	American Eagle Outfitters, Inc. ^	444,633
3,136	Coach, Inc.	97,843
137,513	Good Times Restaurants, Inc. * ^	815,452
3,136	Men’s Wearhouse, Inc.	125,377
3,672	Ryohin Keikaku Co. Ltd. ^	744,641
56,507	Sportsman’s Warehouse Holdings, Inc. * ^	608,015
		3,091,300
	SEMICONDUCTORS - 2.6%
41,686	Brooks Automation, Inc. ^	460,213
27,471	Integrated Device Technology, Inc. * ^	700,510
12,204	Microchip Technology, Inc. ^	589,331
16,432	Microsemi Corp. * ^	591,716
18,850	Pixelworks, Inc. *	62,205
51,237	Silicon Motion Technology Corp. ^	1,628,824
2,645	Skyworks Solutions, Inc.	204,300
		4,237,099
	SOFTWARE - 6.3%
27,200	Actua Corp. *	376,720
56,517	Callidus Software, Inc. * ^	981,700
98,975	Constant Contact, Inc. *	2,583,248
24,392	Ebix, Inc. ^	676,390
126,168	Glu Mobile, Inc. * ^	519,812
10,966	Imperva, Inc. * ^	774,419
83,700	inContact, Inc. * ^	744,930
51,853	InnerWorkings, Inc. * ^	387,860

See accompanying notes to financial statements.

Balter Long/Short Equity Fund

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2015

Shares		Value
	SOFTWARE (Continued) - 6.3%
9,929	Proofpoint, Inc. * ^	$699,399
103,219	Seachange International, Inc. * ^	667,827
7,687	SPS Commerce, Inc. * ^	552,080
42,100	UBISOFT Entertainment * ^	1,269,536
		10,233,921
	TELECOMMUNICATIONS - 6.9%
40,501	Anixter International, Inc. * ^	2,777,559
34,577	CalAmp Corp. *	655,580
664,641	COM DEV International Ltd.	2,861,171
3,677	LogMeIn, Inc. *	247,683
179,800	Numerex Corp. - Class A * ^	1,449,188
88,074	ShoreTel, Inc. * ^	831,419
37,942	Sierra Wireless, Inc. *	945,515
2,230	U-Blox AG	432,612
175,892	Vonage Holdings Corp. * ^	1,067,664
		11,268,391
	TRANSPORTATION - 0.3%
28,350	Golar LNG Partners LP ^	504,063

	TRUCKING & LEASING - 1.6%
6,580	AMERCO ^	2,673,520

	TOTAL COMMON STOCK (Cost $90,140,792)	98,791,000

	RIGHTS - 0.0%
7,442	Furiex Pharmaceuticals, Inc. * +	72,708
	TOTAL RIGHTS (Cost $0)

Contracts ^^
	CALL OPTIONS PURCHASED - 0.2%
27	American Railcar Industries, Inc.	2,160
	Expiration November 2015, Exercise Price $50.00
275	Apple, Inc.	265,375
	Expiration June 2016, Exercise Price $120.00
	TOTAL CALL OPTIONS PURCHASED (Cost - $283,480)	267,535

Shares
	SHORT-TERM INVESTMENTS -35.2%
	MONEY MARKET FUND - 35.2%
57,512,015	Fidelity Institutional Money Market Funds - Government Portfolio, 0.01% **	57,512,015
	TOTAL SHORT-TERM INVESTMENTS (Cost - $57,512,015)

	TOTAL INVESTMENTS - 95.9% (Cost - $147,936,287) (a)	$156,643,258
	SECURITIES SOLD SHORT (26.3) % (Proceeds - $45,578,269)	(42,943,862)
	OTHER ASSETS LESS LIABILITIES - 30.4%	49,667,538
	NET ASSETS - 100.0%	$163,366,934

	SECURITIES SOLD SHORT - (26.3)%
	AGRICULTURE - (0.0)%
9,550	Cadiz, Inc. *	32,661

	AUTO MANUFACTURERS - (0.4)%
6,640	Tata Motors Ltd-Spon ADR *	196,345
2,030	Tesla Motors, Inc. *	420,068
		616,413
	AUTO PARTS & EQUIPMENT - (1.2)%
30,826	Dorman Products, Inc. *	1,438,958
15,714	Motorcar Parts of America, Inc. *	528,933
		1,967,891
	BANKS - (0.3)%
13,120	Canadian Western Bank	250,765
13,565	Home Capital Group, Inc.	328,601
		579,366
	BEVERAGES - (0.2)%
8,040	Keurig Green Mountain, Inc.	408,030

	BIOTECHNOLOGY - (0.6)%
5,180	Bavarian Nordic A/S *	208,859
2,110	China Biologic Products, Inc. *	240,413
7,870	Genfit *	355,700
5,260	PTC Therapeutics, Inc. *	130,816
		935,788
	BUILDING MATERIALS - (1.0)%
38,727	AAON, Inc.	792,742
927	Apogee Enterprises, Inc.	45,914
20,186	Patrick Industries, Inc. *	819,148
		1,657,804

See accompanying notes to financial statements.

Balter Long/Short Equity Fund

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2015

Shares		Value
	SECURITIES SOLD SHORT (Continued)
	CHEMICALS - (1.2)%
3,090	Aceto Corp.	$93,194
61,961	American Vanguard Corp.	830,897
14,864	Balchem Corp.	1,015,211
		1,939,302
	COMMERCIAL SERVICES - (1.6)%
19,269	Cardtronics, Inc. *	664,780
42,625	Hackett Group, Inc.	634,260
8,878	Heartland Payment Systems, Inc.	656,972
11,066	Rollins, Inc.	296,790
16,290	Western Union Co.	313,582
		2,566,384
	COMPUTERS - (0.9)%
15,286	Convergys Corp.	392,392
1,545	Fleetmatics Group PLC *	85,995
2,058	International Business Machines Corp.	288,285
6,072	MTS Systems Corp.	400,934
7,107	NetScout Systems, Inc. *	254,928
6,954	Varonis Systems, Inc. *	111,055
		1,533,589
	COSMETICS/PERSONAL CARE - (0.4)%
22,021	Inter Parfums, Inc.	608,220

	DISTRIBUTION/WHOLESALE - (0.4)%
11,072	Veritiv Corp. *	465,024
2,397	WESCO International, Inc. *	117,285
		582,309
	DIVERSIFIED FINANCIAL SERVICES - (0.2)%
3,090	Discover Financial Services	173,720
9,407	WisdomTree Investments, Inc.	180,897
		354,617
	ELECTRICAL COMPONENTS & EQUIPMENT - (0.6)%
9,177	Advanced Energy Industries, Inc. *	259,526
11,750	AMETEK, Inc.	644,135
		903,661
	ELECTRONICS - (0.1)%
2,163	FEI Co.	156,147

	ENERGY-ALTERNATE SOURCES - (0.1)%
1,730	First Solar, Inc. *	98,731

	ENTERTAINMENT - (0.4)%
88,030	Peak Resorts, Inc.	632,055

	FOOD - (0.6)%
4,183	Hain Celestial Group, Inc. *	208,523
6,050	ICA Gruppen AB	216,827
10,470	METRO AG	324,465
15,130	Woolworths Ltd.	259,362
		1,009,177
	HEALTHCARE PRODUCTS - (1.3)%
17,210	Accelerate Diagnostics, Inc. *	288,612
13,130	Gentinge AB	330,884
6,798	Hologic, Inc. *	264,170
31,810	LeMaitre Vascular, Inc.	423,709
17,140	Meridian Bioscience, Inc.	325,831
2,781	Natus Medical, Inc. *	126,619
11,136	Vascular Solutions, Inc. *	357,688
		2,117,513
	HOLDING COMPANIES - DIVERSIFIED - (0.2)%
734,900	Noble Group Ltd.	265,070

	HOME BUILDERS - (0.3)%
8,600	Installed Building Products, Inc. *	190,490
5,204	Thor Industries, Inc.	281,432
		471,922
	HOME FURNISHINGS - (0.4)%
23,034	iRobot Corp. *	691,250

	INTERNET - (0.3)%
6,345	HealthStream, Inc. *	151,074
8,350	Wayfair, Inc. *	352,954
		504,028

See accompanying notes to financial statements.

Balter Long/Short Equity Fund

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2015

Shares		Value
	SECURITIES SOLD SHORT (Continued)
	MACHINERY - DIVERSIFIED - (1.5)%
7,760	Alamo Group, Inc.	$364,099
10,430	GEA Group AG	420,493
36,680	Kubota Corp.	575,761
44,378	Toromont Industries Ltd.	1,148,603
		2,508,956
	METAL FABRICATE/HARDWARE - (0.8)%
28,093	Advanced Drainage Systems, Inc.	882,682
10,890	Timken Co.	344,124
		1,226,806
	MINING - (0.4)%
40,139	US Silica Holdings, Inc.	724,910

	MISCELLANEOUS MANUFACTURING - (0.6)%
16,100	American Railcar Industries, Inc.	929,292

	OIL & GAS - (0.5)%
21,748	Diamond Offshore Drilling, Inc.	432,350
27,225	Ensco PLC	452,752
		885,102
	OIL & GAS SERVICES - (1.5)%
66,850	C&J Energy Services Ltd. *	333,581
15,600	CARBO Ceramics, Inc.	273,312
16,567	NOW, Inc. *	273,521
56,899	Nuverra Environmental Solutions, Inc. *	96,728
102,720	Pulse Seismic, Inc.	180,471
76,042	RPC, Inc.	838,746
8,485	SEACOR Holdings, Inc. *	495,694
		2,492,053
	PACKAGING & CONTAINERS - (0.2)%
10,510	Grief, Inc.	344,518

	PHARMACEUTICALS - (0.9)%
8,110	Eisai Co. Ltd.	512,168
2,550	Endo International PLC *	152,974
14,460	Flexion Therapeutics, Inc. *	238,301
9,200	Insys Therapeutics, Inc. *	236,992
2,600	Mallinckrodt PLC *	170,742
2,350	Valeant Pharmaceuticals International, Inc. *	220,360
		1,531,537
	PIPELINES - (0.2)%
7,980	Genesis energy LP	321,674

	RETAIL - (1.4)%
941	Advance Auto Parts, Inc.	186,723
2,595	BJ’s Restaurants, Inc. *	111,403
3,136	Buckle, Inc.	111,140
5,440	GNC Holdings, Inc.	161,840
3,136	Hibbet Sports, Inc. *	107,126
9,888	Krispy Kreme Doughnuts, Inc. *	135,367
26,160	McDonald’s Holdings Co. Japan Ltd.	620,830
5,365	Nu Skin Enterprises, Inc.	204,997
13,324	Potbelly Corp. *	149,229
1,098	Restoration Hardware Holdings, Inc. *	113,193
4,035	Tiffany & Co.	332,645
618	Tractor Supply Co.	57,097
		2,291,590
	SEMICONDUCTORS - (0.6)%
28,870	Infineon Technologies AG	357,330
5,562	Monolithic Power Systems, Inc.	347,180
12,279	Teradyne, Inc.	239,686
		944,196
	SOFTWARE - (1.0)%
11,250	2U, Inc. *	236,025
5,896	Aspen Technology, Inc. *	244,035
13,055	PROS Holdings, Inc. *	313,581
23,176	Quality Systems, Inc.	325,623
4,326	ServiceNow, Inc. *	353,218
10,552	Tangoe, Inc. *	87,371
		1,559,853

See accompanying notes to financial statements.

Balter Long/Short Equity Fund

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2015

Shares		Value
	SECURITIES SOLD SHORT (Continued)
	TELECOMMUNICATIONS - (1.0)%
13,300	GN Store Nord	$243,879
9,075	NETGEAR, Inc. *	375,705
29,317	NeuStar, Inc. *	797,129
42,100	TeliaSonera AB	216,901
		1,633,614
	COMMODITY FUND - (0.1)%
18,950	VelocityShares 3x Inverse Natural Gas ETN *	231,380

	EQUITY FUNDS - (2.9)%
1	Direxion Daily Junior Gold Miners Index Bear 3X Shares #	22
1,755	Direxion Daily Semiconductors Bear 3X Shares *	74,359
5,793	iPath S&P 500 VIX Short-Term Futures ETN *	109,082
38,633	iShares MSCI Australia ETF	730,936
14,460	iShares MSCI India ETF	411,821
1,136	iShares Nasdaq Biotechnology ETF	369,723
13,856	iShares Russell 2000 ETF	1,598,151
15,459	Market Vectors Semiconductor ETF	838,032
6,271	ProShares Ultra S&P500	409,496
5,080	ProShares UltraPro Short Russell2000 *	144,831
		4,686,453

	TOTAL SECURITIES SOLD SHORT (Proceeds - $45,578,269)	42,943,862

ADR - American Depository Receipt

ETF - Exchange Traded Fund

ETN - Exchange Traded Note

LP - Limited Partnership

PLC - Public Limited Company

SE - European Company

^	All or a portion of the security is held as collateral for written call and put options.

#	Amount of shares is less than 1.

^^	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

*	Non-income producing security.

+	Level 3 security, the value of this security has been determined in good faith under the policies of the Board of Trustees.

**	Money market fund; interest rate reflects effective yield on October 31, 2015.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, including securities sold short, is $104,164,789 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$16,686,157
Unrealized depreciation	(7,151,550)
Net unrealized appreciation	$9,534,607

See accompanying notes to financial statements.

Balter Long/Short Equity Fund

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2015

							Unrealized
		Currency	Number of	Notional	Interest Rate	Termination	Appreciation/
Counterparty	Security	Type	Contracts	Amount (in USD)	Received/(Paid)	Date	(Depreciation)
	LONG TOTAL RETURN SWAP CONTRACTS - 0.6%
Goldman Sachs International	Aerospace Industrial Development Corp.	USD	107,000	$123,831	0.838%	3/24/2025	$11,745
Goldman Sachs International	Aerospace Industrial Development Corp.	USD	52,000	60,393	0.838%	3/26/2025	5,495
Goldman Sachs International	Aerospace Industrial Development Corp.	USD	8,000	8,931	0.838%	3/26/2025	1,205
Goldman Sachs International	Eclat Textile Co. Ltd.	USD	17,160	177,131	0.838%	5/8/2024	75,044
Goldman Sachs International	Eclat Textile Co. Ltd.	USD	23,920	244,276	0.838%	6/5/2024	107,240
Goldman Sachs International	Eclat Textile Co. Ltd.	USD	9,000	76,562	0.838%	10/15/2024	55,697
Goldman Sachs International	Eicher Motors Ltd.	USD	1,020	273,018	1.088%	2/5/2025	4,271
Goldman Sachs International	Eicher Motors Ltd.	USD	140	36,167	1.088%	3/7/2025	1,893
Goldman Sachs International	Eicher Motors Ltd.	USD	200	51,456	1.088%	4/3/2025	2,915
Goldman Sachs International	King Slide Works Co. Ltd.	USD	26,000	374,149	0.838%	5/9/2024	(33,943)
Goldman Sachs International	King Slide Works Co. Ltd.	USD	11,000	154,688	0.838%	6/21/2024	(10,754)
Goldman Sachs International	King Slide Works Co. Ltd.	USD	2,000	25,310	0.838%	10/16/2024	860
Goldman Sachs International	King Slide Works Co. Ltd.	USD	5,000	76,591	0.838%	4/7/2025	(11,167)
Goldman Sachs International	King Slide Works Co. Ltd.	USD	13,000	175,397	0.838%	7/3/2025	(5,295)
Goldman Sachs International	King Slide Works Co. Ltd.	USD	6,000	71,178	0.838%	8/10/2025	7,331
Goldman Sachs International	King Slide Works Co. Ltd.	USD	2,000	25,320	0.838%	9/3/2025	849
Goldman Sachs International	Tung Thih Electronic Co. Ltd.	USD	75,000	407,625	0.838%	7/11/2025	207,884
Goldman Sachs International	Tung Thih Electronic Co. Ltd.	USD	43,000	210,706	0.838%	7/25/2025	142,186
Goldman Sachs International	Tung Thih Electronic Co. Ltd.	USD	7,000	37,591	0.838%	8/8/2025	19,856
Goldman Sachs International	Tung Thih Electronic Co. Ltd.	USD	13,000	72,032	0.838%	9/3/2025	34,656
Goldman Sachs International	Taiwan Paiho Ltd.	USD	235,000	335,886	0.838%	1/15/2025	225,750
Goldman Sachs International	Taiwan Paiho Ltd.	USD	4,000	6,648	0.838%	2/5/2025	2,912
Goldman Sachs International	Taiwan Paiho Ltd.	USD	76,000	192,014	0.838%	7/7/2025	(10,379)
Goldman Sachs International	Taiwan Paiho Ltd.	USD	15,000	33,585	0.838%	7/11/2025	2,264
Goldman Sachs International	Taiwan Paiho Ltd.	USD	50,000	100,221	0.838%	7/30/2025	19,275
Goldman Sachs International	Vectura Group PLC	GBP	170,150	246,966	1.110%	3/17/2025	77,682
Goldman Sachs International	Vectura Group PLC	GBP	34,830	60,301	1.110%	9/3/2025	895
Goldman Sachs International	Vectura Group PLC	GBP	32,200	47,617	1.110%	4/3/2025	13,347
Goldman Sachs International	Vectura Group PLC	GBP	23,723	35,630	1.110%	4/14/2025	8,988
Goldman Sachs International	Vectura Group PLC	GBP	12,227	18,501	1.110%	4/16/2025	4,421
Goldman Sachs International	Vectura Group PLC	GBP	15,000	22,951	1.110%	4/16/2025	5,033
Goldman Sachs International	Vectura Group PLC	GBP	28,970	45,409	1.110%	5/2/2025	8,053
Goldman Sachs International	Vectura Group PLC	GBP	25,624	44,628	1.110%	6/18/2025	251
Goldman Sachs International	Vectura Group PLC	GBP	19,080	33,252	1.110%	6/19/2025	153
Goldman Sachs International	Vectura Group PLC	GBP	37,435	67,539	1.110%	6/20/2025	(3,237)
Goldman Sachs International	Voltronic Power Technology Corp.	USD	17,000	216,881	0.838%	10/2/2025	85
Goldman Sachs International	Voltronic Power Technology Corp.	USD	9,000	129,770	0.838%	10/14/2025	(14,906)
Goldman Sachs International	Voltronic Power Technology Corp.	USD	14,000	174,927	0.838%	10/16/2025	3,751
Goldman Sachs International	Voltronic Power Technology Corp.	USD	3,000	37,406	0.838%	10/31/2025	882
				$4,532,484			$963,188

	SHORT TOTAL RETURN SWAP CONTRACTS - 0.3%
Goldman Sachs International	BTG PLC	GBP	25,500	$192,967	(0.002)%	4/28/2025	$80,378
Goldman Sachs International	BTG PLC	GBP	10,520	75,306	(0.002)%	5/22/2025	26,536
Goldman Sachs International	BTG PLC	GBP	13,300	87,878	(0.002)%	7/9/2025	22,266
Goldman Sachs International	BTG PLC	GBP	5,700	34,184	(0.002)%	4/28/2025	4,187
Goldman Sachs International	Circassia Pharmaceuticals PLC	GBP	7,154	20,322	(1.552)%	12/11/2024	437
Goldman Sachs International	Circassia Pharmaceuticals PLC	GBP	677	1,821	(1.552)%	3/19/2025	(115)
Goldman Sachs International	Circassia Pharmaceuticals PLC	GBP	9,028	24,700	(1.552)%	3/21/2025	(905)
Goldman Sachs International	Circassia Pharmaceuticals PLC	GBP	3,910	10,920	(1.552)%	3/24/2025	(50)
Goldman Sachs International	Circassia Pharmaceuticals PLC	GBP	7,350	20,723	(1.552)%	4/3/2025	210
Goldman Sachs International	Circassia Pharmaceuticals PLC	GBP	10,162	29,272	(1.552)%	6/11/2025	1,244
Goldman Sachs International	Circassia Pharmaceuticals PLC	GBP	10,000	32,874	(1.552)%	8/29/2025	7,489
Goldman Sachs International	Circassia Pharmaceuticals PLC	GBP	8,423	24,323	(1.552)%	12/12/2024	1,124
Goldman Sachs International	Circassia Pharmaceuticals PLC	GBP	3,869	11,156	(1.552)%	12/13/2024	491
Goldman Sachs International	Circassia Pharmaceuticals PLC	GBP	3,977	10,968	(1.552)%	12/16/2024	(265)
Goldman Sachs International	Circassia Pharmaceuticals PLC	GBP	10,384	28,692	(1.552)%	12/18/2024	(606)
Goldman Sachs International	Circassia Pharmaceuticals PLC	GBP	5,600	15,501	(1.552)%	12/18/2024	(284)
Goldman Sachs International	Circassia Pharmaceuticals PLC	GBP	685	1,867	(1.552)%	3/12/2025	(80)
Goldman Sachs International	Circassia Pharmaceuticals PLC	GBP	300	819	(1.552)%	3/14/2025	(33)
Goldman Sachs International	Circassia Pharmaceuticals PLC	GBP	564	1,517	(1.552)%	3/17/2025	(97)
Goldman Sachs International	Metcash Ltd.	AUD	190,900	265,504	(0.342)%	3/13/2025	27,255
Goldman Sachs International	Metcash Ltd.	AUD	172,000	231,220	(0.342)%	4/28/2025	18,870
Goldman Sachs International	Metcash Ltd.	AUD	200,000	265,138	(0.342)%	10/28/2025	19,295
Goldman Sachs International	Tesco PLC	GBP	31,050	59,387	(0.002)%	11/14/2024	3,807
Goldman Sachs International	Tesco PLC	GBP	60,900	118,234	(0.002)%	11/21/2024	10,168
Goldman Sachs International	Tesco PLC	GBP	9,530	23,148	(0.002)%	3/6/2025	8,744
Goldman Sachs International	Tesco PLC	GBP	25,500	57,268	(0.002)%	4/25/2025	16,206
Goldman Sachs International	Weir Group PLC	GBP	10,575	177,632	(0.002)%	1/29/2025	99,760
Goldman Sachs International	Weir Group PLC	GBP	4,755	78,316	(0.002)%	1/31/2025	42,462
Goldman Sachs International	Weir Group PLC	GBP	2,800	39,233	(0.002)%	10/9/2025	14,406
Goldman Sachs International	Woolworths Ltd.	AUD	2,550	72,067	1.550%	4/28/2025	7,527
Goldman Sachs International	Woolworths Ltd.	AUD	2,510	66,043	1.550%	8/23/2025	3,929
				$2,079,000			$414,356

AUD - Australian Dollar

GBP - British Pound

USD - US Dollar

See accompanying notes to financial statements.

Balter Funds

STATEMENTS OF ASSETS AND LIABILITIES

October 31, 2015

	Balter Discretionary
	Global Macro Fund	Balter Long/Short
	(Consolidated)	Equity Fund
ASSETS
Investment securities:
At cost	$111,294,924	$147,936,287
At value	$111,402,525	$156,643,258
Cash	1,087,000	46,345,300
Foreign Currency (Cost $186,982 and $292,088)	186,639	288,351
Cash at broker	42,792	—
Cash held for collateral at broker	2,075,246	1,820,000
Deposits for futures contracts	2,197,740	—
Unrealized appreciation on foreign currency contracts	105,649	—
Receivable for Fund shares sold	42,158	18,189
Dividends and interest receivable	269	2,062
Receivable for swaps	—	117
Unrealized appreciation on swaps	—	1,377,544
Receivable for securities sold	—	6,005,513
Prepaid expenses and other assets	15,695	12,197
TOTAL ASSETS	117,155,713	212,512,531

LIABILITIES
Investment advisory fees payable	142,961	254,740
Payable for swaps purchased	—	6,382
Payable for option contracts purchased	—	25,124
Payable for investments purchased	—	5,777,035
Payable for Fund shares redeemed	—	75,696
Distribution (12b-1) fees payable	3	—
Unrealized depreciation on futures contracts	27,895	—
Options written (Proceeds $409,202)	326,206	—
Securities sold short (Proceeds - $1,071,969 and $45,578,269)	1,144,291	42,943,862
Accrued expenses and other liabilities	31,214	62,758
TOTAL LIABILITIES	1,672,570	49,145,597
NET ASSETS	$115,483,143	$163,366,934

NET ASSETS CONSIST OF:
Paid in capital	$115,079,039	$160,245,956
Accumulated net investment loss	(783,089)	(3,806,075)
Accumulated net realized gain (loss) from security transactions	991,507	(5,749,677)
Net unrealized appreciation of investments	195,686	12,676,730
NET ASSETS	$115,483,143	$163,366,934

NET ASSET VALUE PER SHARE:
Institutional Class:
Net Assets	$115,449,917	$163,366,934
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	11,485,407	16,212,668
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$10.05	$10.08

Investor Class:
Net Assets	$33,226	$—
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,306	—
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$10.05	$—

(a)	Redemptions made within 60 days of purchases may be assessed a redemption fee of 1.00%.

See accompanying notes to financial statements.

Balter Funds

STATEMENTS OF OPERATIONS

For the Period Ended October 31, 2015

	Balter Discretionary
	Global Macro Fund (a)	Balter Long/Short
	(Consolidated)	Equity Fund
INVESTMENT INCOME
Dividends (net of foreign tax witheld $0 and $31,042)	$—	$616,017
Interest	11,850	3,934
TOTAL INVESTMENT INCOME	11,850	619,951

EXPENSES
Investment advisory fees	756,729	2,801,573
Distribution (12b-1) fees:
Investor Class	3	—
Administrative services fees	38,713	101,585
Legal fees	26,616	5,019
Registration fees	21,234	31,983
Audit fees	15,295	21,733
Compliance officer fees	12,527	22,499
Transfer agent fees	10,444	22,348
Printing expense	9,295	14,021
Custodian fees	7,616	83,096
Trustees fees and expenses	2,747	9,655
Interest expense	1,060	629,245
Non 12b-1 shareholder servicing fees	549	3,043
Insurance expense	—	3,700
Dividends on securities sold short	—	416,186
Other expenses	2,352	28,277
TOTAL EXPENSES	905,180	4,193,963

Less: Fees (waived)/recouped by the Advisor	(63,347)	9,064

NET EXPENSES	841,833	4,203,027

NET INVESTMENT LOSS	(829,983)	(3,583,076)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net ralized gain (loss) on:
Investments	7,655	(2,425,255)
Options Purchased	389,417	591,557
Options Written	347,792	(237,683)
Futures contracts	293,537	—
Swaps	—	246,183
	1,038,401	(1,825,198)
Net change in unrealized appreciation (depreciation) on:
Investments	(21,874)	2,788,175
Options Purchased	129,475	(32,552)
Options written	82,996	4,300
Futures contracts	(27,895)	—
Securities sold short	(72,322)	1,891,647
Swaps	—	1,471,488
Foreign currency contracts	105,306	—
Foreign currency translations	—	53,844
	195,686	6,176,902

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,234,087	4,351,704

NET INCREASE IN NET ASSETS	$404,104	$768,628

(a)	The Balter Discretionary Global Macro Fund commenced operations on May 28, 2015.

See accompanying notes to financial statements.

Balter Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Balter Discretionary
	Global Macro Fund
	(Consolidated)	Balter Long/Short Equity Fund
	For the	For the	For the
	Period Ended	Year Ended	Period Ended
	October 31, 2015 (a)	October 31, 2015	October 31, 2014 (b)
FROM OPERATIONS
Net investment loss	$(829,983)	$(3,583,076)	$(2,277,898)
Net realized gain (loss) from investments, securities sold short, swaps, options purchaed, options written and foreign currency translation	1,038,401	(1,825,198)	(4,326,771)
Net change in unrealized appreciation on investments, securities sold short, swaps options purchased, options written and foreign currency translations	195,686	6,176,902	6,499,828
Net increase (decrease) in net assets resulting from operations	404,104	768,628	(104,841)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Institutional Class	115,330,644	38,801,288	127,477,856
Investor Class	33,315	—
Payments for shares redeemed:
Institutional Class	(284,920)	(3,364,249)	(211,748)
Net increase in net assets from shares of beneficial interest	115,079,039	35,437,039	127,266,108

TOTAL INCREASE IN NET ASSETS	115,483,143	36,205,667	127,161,267

NET ASSETS
Beginning of Period	—	127,161,267	—
End of Period*	$115,483,143	$163,366,934	$127,161,267
*Includes accumulated net investment loss of:	$(783,089)	$(3,806,075)	$(22,583)

SHARE ACTIVITY
Institutional Class:
Shares Sold	11,513,567	3,812,164	12,753,097
Shares Redeemed	(28,160)	(331,402)	(21,191)
Net increase in shares of beneficial interest outstanding	11,485,407	3,480,762	12,731,906

Investor Class:
Shares Sold	3,306	—	—
Net increase in shares of beneficial interest outstanding	3,306	—	—

(a)	The Balter Discretionary Global Macro Fund commenced operations on May 28, 2015.

(b)	The Balter Long/Short Equity Fund commenced operations on December 31, 2013.

See accompanying notes to financial statements.

Balter Discretionary Global Macro Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout The Period

	Institutional Class (1)

	For the
	Period Ended
	October 31, 2015
Net asset value, beginning of period	$10.00
Activity from investment operations:
Net investment loss (2)	(0.08)
Net realized and unrealized gain on investments	0.13
Total from investment operations	0.05

Net asset value, end of period	$10.05
Total return (3)	0.50	% (4)
Net assets, at end of period (000s)	$115,450
Ratio of gross expenses to average net assets (5)	2.04	% (6)
Ratio of net expenses to average net assets	1.89	% (6)
Ratio of net investment loss to average net assets	(1.87	)% (6)
Portfolio Turnover Rate	151	% (4)

(1)	The Balter Discretionary Global Macro Fund commenced operations on May 28, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes the reinvestment of distributions.

(4)	Not Annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Annualized.

See accompanying notes to financial statements.

Balter Discretionary Global Macro Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout The Period

	Investor Class (1)
	For the
	Period Ended
	October 31, 2015
Net asset value, beginning of period	$10.00
Activity from investment operations:
Net investment loss (2)	(0.10)
Net realized and unrealized gain on investments	0.15
Total from investment operations	0.05

Net asset value, end of period	$10.05
Total return (3)	0.50	% (4)
Net assets, at end of period (000s)	$33
Ratio of gross expenses to average net assets	2.34	% (6)
Ratio of net expenses to average net assets	2.19	% (6)
Ratio of net investment loss to average net assets	(2.21	)% (6)
Portfolio Turnover Rate	151	% (4)

(1)	The Balter Discretionary Global Macro Fund commenced operations on May 28, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes the reinvestment of distributions.

(4)	Not Annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Annualized.

See accompanying notes to financial statements.

Balter Long/Short Equity Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Institutional Class

	For the		For the
	Year Ended		Period Ended
	October 31, 2015		October 31, 2014 (1)
Net asset value, beginning of period	$9.99		$10.00
Activity from investment operations:
Net investment loss (2)	(0.25)		(0.21)
Net realized and unrealized gain on investments	0.34		0.20
Total from investment operations	0.09		(0.01)

Net asset value, end of period	$10.08		$9.99
Total return (3)	0.90%		(0.10	)% (4)
Net assets, at end of period (000s)	$163,367		$127,161
Ratio of gross expenses to average net assets (5)	2.92%		2.91	% (7,8)
Ratio of net expenses to average net assets (5)	2.93	% (6)	2.88	% (8)
Ratio of net investment loss to average net assets	(2.49)%		(2.49	)% (8)
Portfolio Turnover Rate	292%		248	% (4)

(1)	The Balter Long/Short Equity Fund commenced operations on December 31, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes the reinvestment of distributions.

(4)	Not Annualized.

(5)	Excluding dividends from securities sold short and interest expense, the ratio of expenses to average net assets would have been 2.18% before recapture and 2.19% after recapture for the year ended October 31, 2015. For the period ended October 31, 2014 the ratio of expenses to average net assets would have been 2.22% before fees waived and 2.19% after fees waived.

(6)	Represents the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimbursed fees from the prior period.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8)	Annualized.

See accompanying notes to financial statements.

Balter Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
October 31, 2015

1.	ORGANIZATION

The Balter Discretionary Global Macro Fund and the Balter Long/Short Equity Fund (the “Funds”) are each a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust II (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 26, 2010, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Balter Discretionary Global Macro Fund commenced operations on May 28, 2015. The Balter Long/Short Equity Fund commenced operations on December 31, 2013 and was previously part of the Professionally Managed Portfolios and reorganized into the Trust on July 27, 2015.

The Funds’ investment objectives are as follows:

Balter Discretionary Global Macro Fund – Seeks to generate positive absolute returns in most market conditions.

Balter Long/Short Equity Fund – Seeks to achieve long-term capital appreciation plus income.

The Balter Discretionary Global Macro Fund currently offers two classes of shares: Institutional Class shares and Investor Class shares. Each class of shares are offered at their net asset value. The Balter Long/Short Equity Fund currently offers one share class: Institutional Class shares are offered at net asset value. Each class of shares of each Fund has identical rights and privileges with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Funds’ share classes differ in the fees and expenses charged to shareholders. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution

Balter Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2015

of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Funds’ calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Funds’ holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Balter Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2015

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2015 for the Funds’ investments measured at fair value:

Balter Discretionary Global Macro Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$301,119	$—	$—	$301,119
Call Options Purchased	—	519,800	—	519,800
Put Options Purchased	—	1,113	—	1,113
Money Market Funds	110,580,493	—	—	110,580,493
Short Futures Contracts	2,960	—	—	2,960
Total	$110,884,572	$520,913	$—	$111,405,485
Liabilities *
Call Options Written	$—	$236,166	$—	$236,166
Put Options Written	—	90,040	—	90,040
Long Futures Contracts	30,855	—	—	30,855
Securities Sold Short	1,144,291	—	—	1,144,291
Total	$1,175,146	$326,206	$—	$1,501,352

Balter Long/Short Equity Fund

Assets **	Level 1	Level 2	Level 3	Total
Common Stock	$98,791,000	$—	$—	$98,791,000
Call Options Purchased	267,535	—	—	267,535
Rights	—	—	72,708	72,708
Long Total Return Swaps	—	963,188	—	963,188
Short Total Return Swaps	—	414,356	—	414,356
Money Market Funds	57,512,015	—	—	57,512,015
Total	$156,570,550	$1,377,544	$72,708	$158,020,802
Liabilities **
Securities Sold Short	$42,943,862	$—	$—	$42,943,862
Total	$42,943,862	$—	$—	$42,943,862

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Funds’ policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Consolidated Portfolio of Investments for industry classification.

**	Refer to the Portfolio of Investments for industry classification.

The following is reconciliation of assets in which Level 3 inputs were used in determining value:

Balter Long/Short Equity Fund
Beginning Balance 10/31/14	$72,708
Total realized gain (loss)	—
Change in Appreciation (Depreciation)	—
Cost of Purchases	—
Proceeds from Sales	—
Accrued Interest	—
Net transfers in/out of level 3	—
Ending Balance 10/31/15	$72,708

Balter Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2015

The security above is classified as a Level 3 security due to a lack of market activity. The security was acquired due to a corporate action consisting of a cash tender and spinoff of a contingent value right. The security is valued at the last traded price of $104.77 on July 10, 2014 less the cash tender received of $95.00 ($9.77).

Investments in Wholly-Owned Subsidiaries – The financial statements of the Balter Discretionary Global Macro Fund are consolidated and include the accounts of Balter Discretionary Macro Offshore Ltd. a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”), which invest in commodity futures and other investments intended to serve as margin or collateral for the Subsidiary derivatives positions. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by Balter. All intercompany accounts and transactions have been eliminated in consolidation of the Fund. The accompanying financial statements reflect the financial positions of the Fund and the results of operations on a consolidated basis with the Subsidiary. The Fund may invest up to 25% of its total assets at the end of each fiscal quarter in the Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objective and policies.

A summary of the Balter Discretionary Global Macro Fund’s investments in the CFC is as follows:

			% of Fund
		CFC Net Assets at	Net Assets at
	Inception Date of SPC	October 31, 2015	October 31, 2015
Balter Fund Limited	6/5/2015	$2,388,657	2.1%

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Exchange Traded Notes – The Funds may invest in exchange traded notes (“ETNs”). ETNs are a type of debt security that is linked to the performance of underlying securities. The risks of owning ETNs generally reflect the risks of owning the underlying securities they are designed to track. In addition, ETNs are subject to credit risk generally to the same extent as debt securities.

Futures Contracts – The Funds may purchase or sell futures contracts in pursuit of their investment objectives. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. When the contracts are closed, a Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If a Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and

Balter Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2015

continue to be required to maintain the margin deposits on the futures contracts. Each Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Forward Currency Contracts – As foreign securities are purchased, a Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may also enter into forward currency contracts as an investment strategy consistent with that Fund’s investment objective. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from investments and foreign currency in the Statements of Operations.

Foreign Currency Translations – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Option Transactions – When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Short Sales – A “short sale” is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, unlimited in size. Conversely, if the price declines, the Fund will realize a gain, limited to the price at which the Fund sold the security short. Certain cash and securities are held as collateral.

Swap Agreements – The Funds may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marked to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with

Balter Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2015

the net amount recorded as a component of unrealized gain or loss on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of its current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. The fair value of these financial instruments are located under unrealized appreciation on swap contracts and unrealized depreciation on swap contracts on the Statement of Assets and Liabilities. The realized gains on swaps and change in unrealized loss on swaps are located on the Statement of Operations.

Federal income tax – It is the Funds’ policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken by the Balter Long/Short Equity Fund in its 2014 tax returns or expected to be taken by both the Balter Discretionary Global Macro Fund and the Balter Long/Short Equity Fund in their 2015 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Funds makes significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the period ended October 31, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $685,765 and $324,118, respectively, for the Balter Discretionary Global Macro Fund, and $305,157,729 and $291,883,981, respectively, for the Balter Long/Short Equity Fund.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

Balter Liquid Alternatives, LLC serves as the Fund’s investment advisor. Pursuant to an Investment Advisory Agreement with the Funds, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Funds each pay the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.70% and 1.95% of the average daily net assets of the Balter Discretionary Global Macro Fund and the Balter Long/Short Equity Fund, respectively. The Advisor, on behalf of the Balter Long/Short Equity Fund, has entered into a sub-advisory agreement with Midwood Capital Management LLC, Apis Capital Advisors, LLC, Millrace Asset Group, Inc. and Madison Street Partners, LLC (each a “Sub-Advisor,” and collectively, the “Sub-Advisors”) and the Advisor compensates each Sub-Advisor out of the investment advisory fees it receives from the Fund. For the period ended October 31, 2015, the Funds incurred $756,729 and $2,801,573 of advisory fees for the the Balter Discretionary Global Macro Fund and the Balter Long/Short Equity Fund, respectively.

The Fund’s advisor has contractually agreed to reduce its fees and/or absorb expenses of the Balter Discretionary Global Macro Fund, until at least February 28, 2017 to ensure that Total Annual Fund Operating Expenses after fee waiver and/or reimbursement (excluding interest and tax expenses, dividends on short positions and Acquired Fund Fees and Expenses) for

Balter Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2015

the Fund do not exceed 1.89% and 2.19% of the Fund’s average net assets, for Institutional Class and Investor Class shares, respectively; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. The Fund’s advisor has contractually agreed to reduce its fees and/or absorb expenses of the Balter Long/Short Equity Fund, until at least February 28, 2017 to ensure that Total Annual Fund Operating Expenses after fee waiver and/or reimbursement (excluding interest and tax expenses, dividends on short positions and Acquired Fund Fees and Expenses) for the Fund do not exceed 2.19% of the Fund’s average net assets, for Institutional Class. During the period ended October 31, 2015 the Advisor waived $63,347 in advisory fees for the Balter Discretionary Global Macro Fund which subject to recapture until October 31, 2018. During the year ended October 31, 2015 the Advisor recouped $9,064 of previously waived fees of the Balter Long/Short Equity Fund. The total amount of previously waived fees subject to recapture for the Balter Long/Short Equity Fund is $15,888 which will expire on October 31, 2017.

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”). The Board of Trustees of the Northern Lights Fund Trust II has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), as amended, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to pay for certain distribution activities and shareholder services. Under the Plan, the Balter Discretionary Global Macro Fund may pay 0.25% year of the average daily net assets of Investor Class shares for such distribution and shareholder service activities. For the period ended October 31, 2015, the Fund incurred distribution fees of $3 for Investor Class shares.

In addition, certain affiliates of the Distributor provide services to the Fund(s) as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	DERIVATIVE TRANSACTIONS

The following is a summary of the effect of derivative instruments on the Funds’ Statement of Assets and Liabilities as of October 31, 2015.

Balter Discretionary Global Macro Fund

Contract Type/Primary Risk Exposure	Statements of Assets and Liabilities	Value
Foreign currency contracts/Currency risk	Unrealized appreciation on foreign currency contracts	$105,649

Commodity contracts/Commodity risk	Unrealized appreciation on futures contracts	$2,960
Fixed income contracts/Interest rate risk	Unrealized depreciation on futures contracts	(23,062)
Equity contracts/Equity price risk	Unrealized depreciation on futures contracts	(7,793)
		$(27,895)

Currency contracts/Currency risk	Investment securities at value	$520,913

Currency contracts/Currency risk	Options Written	242,612
Fixed income contracts/interest rate risk	Options Written	83,594
		$326,206

Balter Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2015

Balter Long/Short Equity Fund

Contract Type/Primary Risk Exposure	Statements of Assets and Liabilities	Value
Equity contracts/Equity price risk	Investment securities at value	$267,535

Swap Contract/Equity price risk	Unrealized appreciation on swaps	1,377,544

The following is a summary of the effect of derivative instruments on the Fund’s Statement of Operations for the period ended October 31, 2015.

Balter Discretionary Global Macro Fund

		Change in Unrealized
Contract type/	Realized Gain	Appreciation/(Depreciation)
Primary Risk Exposure	On Futures Contracts	on Futures Contracts
Fixed income contracts/interest rate risk	$(462,285)	$(23,062)
Currency contracts/Currency risk	11,394	—
Commodity contracts/Commodity Risk	1,132,237	2,960
Index contracts/Equity Price Risk	(387,809)	(7,793)
	$293,537	$(27,895)

		Change in Unrealized
Contract type/	Realized Gain	Appreciation/(Depreciation)
Primary Risk Exposure	on Options Purchased	on Options Purchased
Commodity contracts/Commodity risk	$402,981	$—
Currency contracts/Currency risk	3,925	129,475
Equity contracts/Equity price risk	(17,489)	—
	389,417	129,475

		Change in Unrealized
Contract type/	Realized Gain	Appreciation/(Depreciation)
Primary Risk Exposure	on Options Written	on Options Written
Commodity contracts/Commodity Risk	$77,175	$—
Currency contracts/Currency risk	17,712	94,324
Equity contracts/Equity price risk	15,921	—
Fixed income contracts/interest rate risk	236,984	(11,328)
	$347,792	$82,996

Balter Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2015

Balter Long/Short Equity Fund

		Change in Unrealized
Contract type/	Realized Gain	Appreciation/(Depreciation)
Primary Risk Exposure	on Options Purchased	on Options Purchased
Equity contracts/Equity Price Risk	$591,557	$(32,552)

		Change in Unrealized
Contract type/	Realized Gain	Appreciation/(Depreciation)
Primary Risk Exposure	on Options Written	on Options Written
Equity contracts/Equity Price Risk	$(237,683)	$4,300

		Change in Unrealized
Contract type/	Realized Gain	Appreciation/(Depreciation)
Primary Risk Exposure	on Swaps	on Swaps
Equity contracts/Equity Price Risk	$246,183	$1,471,488

The notional value and contracts of the derivative instruments outstanding as of October 31, 2015 as disclosed in the Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Transactions in option contracts written during the period ended October 31, 2015 we as follows:

Balter Discretionary Global Macro Fund
	Contracts	Premiums Received
Outstanding at the beginning of the period	—	$—
Options written	2,435	1,954,003
Options closed	(1,063)	(1,359,571)
Options exercised	0	0
Options expired	(408)	(185,230)
Outstanding at the end of the period	964	$409,202

Balter Long/Short Equity Fund
	Contracts	Premiums Received
Outstanding at the beginning of the period	33	$2,218
Options written	8,246	721,312
Options closed	(5,439)	(430,126)
Options exercised	(363)	(33,463)
Options expired	(2,477)	(259,941)
Outstanding at the end of the period	—	$—

Balter Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2015

Offsetting of Financial Assets and Derivative Assets

During the period ended October 31, 2015, the Funds were not subject to any master netting arrangements. The following table shows additional information regarding the offsetting of assets and liabilities at October 31, 2015 for the Funds.

Balter Discretionary Global Macro Fund

Labilities:			Gross Amounts	Net Amounts
			Offset in the	Presented in
	Gross Amounts		Statements of	the Statements
	of Recognized		Assets &	of Assets &	Financial		Cash Collateral
Description	Liabilities		Liabilities	Liabilities	Instruments		Pledged/Received		Net Amount
Unrealized depreciation on futures contracts	$27,895	(1)	$—	$27,895	$—		$27,895	(2)	$—
Options Written	326,206	(1)	—	326,206	—		326,206	(2)	—
Securities sold short	1,144,291	(1)	—	1,144,291	—		1,144,291	(2)	—
	$1,498,392		$—	$1,498,392	$—		$1,498,392		$—

Balter Long/Short Equity Fund

Assets:			Gross Amounts	Net Amounts
	Gross Amounts		Offset in the	Presented in
	of Recognized		Statements of	the Statements
	Assets &		Assets &	of Assets &	Financial		Cash Collateral
Description	Liabilities		Liabilities	Liabilities	Instruments		Pledged/Received		Net Amount
Unrealized appreciation on swaps	$1,377,544	(1)	$—	$1,377,544	$—		$1,377,544	(2)	$—

Liabilities:			Gross Amounts	Net Amounts
	Gross Amounts		Offset in the	Presented in
	of Recognized		Statements of	the Statements
	Assets &		Assets &	of Assets &	Financial		Cash Collateral
Description	Liabilities		Liabilities	Liabilities	Instruments		Pledged/Received		Net Amount
Securities sold short at value	$42,943,862	(1)	$—	$42,943,862	$42,943,862	(2)	$—		$—

(1)	Unrealized depreciation on futures contracts, unrealized appreciation on swaps, futures options short at value, and securities sold short as presented in the Portfolio of Investments.

(2)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

Balter Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2015

5.	FORWARD FOREIGN CURRENCY CONTRACTS

As of October 31, 2015 the Balter Discretionary Global Macro Fund had the following open forward currency contracts:

					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation/
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation)
To Buy:
Australian Dollar	11/3/2015	Jefferies	2,100,000	$1,492,793	$(28,867)
Canadian Dollar	11/2/2015	Jefferies	5,500,000	4,183,083	26,668
Euro	11/3/2015	Jefferies	7,375,000	8,154,253	45,945
Japan Yen	11/4/2014	Jefferies	500,000,000	4,150,621	3,653
Japan Yen	11/10/2015	Jefferies	500,000,000	4,150,873	8,371
New Zealand Dollar	11/2/2015	Jefferies	2,100,000	1,417,382	16,682
Russian Ruble	11/9/2015	Jefferies	217,500,000	3,397,700	(67,607)
				$26,946,705	$4,845
To Sell:
Australian Dollar	11/3/2015	Jefferies	2,100,000	$1,492,793	$1,567
Canadian Dollar	11/2/2015	Jefferies	5,500,000	4,183,083	(8,893)
Euro	11/3/2015	Jefferies	7,375,000	8,154,253	(29,230)
Euro	11/10/2015	Jefferies	4,125,000	4,561,297	(20,497)
Hong Kong Dollar	1/26/2016	Jefferies	101,900,000	13,151,642	(625)
Japan Yen	11/4/2015	Jefferies	500,000,000	4,150,621	(8,442)
New Zealand Dollar	11/2/2015	Jefferies	2,100,000	1,417,382	(9,332)
Russian Ruble	11/9/2015	Jefferies	217,500,000	3,397,700	108,007
Saudi Riyal	5/9/2016	Jefferies	73,960,000	19,644,574	68,249
				$60,153,345	$100,804

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2015, the shareholders listed below held more than 25% of an individual Fund and may be deemed to control that Fund.

Shareholder	Fund	Percent
CWC LLC	Balter Discretionary Global Macro Fund	87.07%
Laramide LLC	Balter Long/Short Equity Fund	46.15%

7.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Balter Discretionary Global Macro Fund and the Balter Long/Short Equity Fund (the “Funds”) currently invest a portion of their assets in the Fidelity Institutional Money Market Funds - Government Portfolio (the “Fidelity Government Portfolio”). The Fidelity Government Portfolio invests at least 99.5% of the fund’s total assets in cash, U.S. Government securities and/or repurchase agreements that are collateralized fully. The Fidelity Government Portfolio’s investment objective is to seek to obtain as high a level of current income as is consistent with the preservation of principal and liquidity within the limitations prescribed for the fund. The Funds may redeem their investment from the Fidelity Government Portfolio at any time if the Advisor determines that it is in the best interest of the Funds and their shareholders to do so. The performance of the Funds may be directly affected by the performance of the Fidelity Government Portfolio. The financial statements of the Fidelity Government Portfolio, including the portfolio of investments, can be found at the Security and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Funds’ financial statements. As October 31, 2015 the percentage of the Funds’ net assets invested in the Fidelity Government Portfolio was 31.7 % and 35.2% for the Balter Discretionary Global Macro Fund and the Balter Long/Short Equity Fund, respectively.

Balter Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2015

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

There were no distributions for the years ended October 31, 2015 and October 31, 2014.

As of October 31, 2015, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Post October Loss	Other	Unrealized	Total
	Ordinary	Long-Term	Carry	and	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Forwards	Late Year Loss	Differences	(Depreciation)	Earnings/(Deficits)
Balter Discretionary Global Macro Fund	$841,185	$—	$(410,167)	$—	$—	$(26,914)	$404,104
Balter Long Short Equity Fund	—	—	(3,986,498)	(2,226,136)	(158,803)	9,492,415	3,120,978

The difference between book basis and tax basis accumulated net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales and straddles, C Corp return of capital distributions, the mark-to-market treatment of passive foreign investment companies, swaps, futures and foreign exchange contracts, and adjustments for the Discretionary Global Macro Funds’ wholly owned subsidiary. In addition, the amount listed under other book/tax differences for the Long/ Short Equity Fund is primarily attributable to the tax deferral of losses on straddles of $158,803.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Balter Long Short Equity Fund incurred and elected to defer such late year losses of $2,226,136.

At October 31, 2015, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring
	Short-Term	Long-Term	Total
Balter Discretionary Global Macro Fund	$188,551	$221,616	$410,167
Balter Long Short Equity Fund	3,986,498	—	3,986,498

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), and adjustments for swaps, passive foreign investment companies, and the capitalization of in lieu dividend payments resulted in reclassifications for the following Funds for the year ended October 31, 2015 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
	Capital	Income (Loss)	Gains (Loss)
Balter Discretionary Global Macro Fund	$—	$46,894	$(46,894)
Balter Long Short Equity Fund	—	(200,416)	200,416

9.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)”. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Northern Lights Fund Trust II and
Shareholders of
Balter Long/Short EquityFund and
Balter Discretionary Global Macro Fund

We have audited the accompanying statement of assets and liabilities, of Balter Long/Short Equity Fund a series of Northern Lights Fund Trust II (the “Trust”), including the portfolio of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights the year then ended and for the period December 31, 2013 (commencement of operations) to October 31, 2014. We have audited the accompanying consolidated statements of assets and liabilities, of Balter Discretionary Global Macro Fund, a series of Northern Lights Fund Trust II (the “Trust”), including the consolidated portfolios of investments, as of October 31, 2015, and the related consolidated statement of operations, the consolidated statements of changes in net assets and the consolidated financial highlights for the period May 28, 2015 (commencement of operations) to October 31, 2015. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Balter Long/Short Equity Fund as of October 31, 2015, and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Balter Discretionary Global Macro Fund as of October 31, 2015, and the results of their consolidated operations, the consolidated changes in their net assets and their consolidated financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKERLLP

Philadelphia, Pennsylvania
December 30, 2015

Balter Funds
SUPPLEMENTAL INFORMATION (Unaudited)
October 31, 2015

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

At a regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on April 23 and 24, 2015, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the approval of the Investment Advisory Agreement between the Trust, on behalf of each of the Balter Discretionary Global Macro Fund (“Balter Global Macro”) and the Balter Long/Short Equity Fund (“Balter Long/Short”) (the “Balter Funds”), each a series of the Trust, and Balter Liquid Alternatives, LLC (“Balter”) (“Balter Advisory Agreement”). The Board further considered the approval of the Sub-Advisory Agreements between Balter and Willowbridge Associates, Inc. (“Willowbridge”) with respect to Balter Global Macro (“Balter Global Macro Sub-Advisory Agreement’), and the sub-advisory agreement between Balter and Apis Capital Advisors, LLC (“Apis”) on behalf of Balter Long/Short (“Apis Sub-Advisory Agreement”), the sub-advisory agreement between Balter and Madison Street Partners, LLC (“Madison Street”) on behalf of Balter Long/Short (“Madison Street Sub-Advisory Agreement”), the subadvisory agreement between Balter and Midwood Capital Management LLC (“Midwood”) on behalf of Balter Long-Short (“Midwood Sub-advisory Agreement”) and the sub-advisory agreement between Balter and Millrace Asset Group, Inc. (“Millrace”) on behalf of Balter Long/Short (“Millrace Sub-Advisory Agreement” together with the Balter Global Macro Sub-Advisory Agreement, Apis Sub-Advisory Agreement, Madison Street Sub-Advisory Agreement and Midwood Sub-Advisory Agreement, the “Balter Sub-Advisory Agreements” and the Balter Sub-Advisory Agreements together with the Balter Advisory Agreement the “Balter Funds Advisory Agreements”).

Based on their evaluation of the information provided by Balter, Willowbridge, Apis, Madison Street, Midwood and Millrace, in conjunction with each of the Balter Funds’ other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved each of the Balter Funds Advisory Agreements with respect to each of the Balter Funds.

In advance of the meeting, the Board requested and received materials to assist them in considering the Investment Advisory Agreement and the Sub-Advisory Agreements. The materials provided contained information with respect to the factors enumerated below, including the Balter Advisory Agreement and the Balter Sub-Advisory Agreements, a memorandum prepared by the Independent Trustees’ outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of each of the Balter Advisory Agreements and comparative information relating to the advisory fees and other expenses of the Balter Funds. The materials also included due diligence materials relating to Balter, Willowbridge, Apis, Madison Street, Midwood and Millrace (including due diligence questionnaires completed by Balter, Willowbridge, Apis, Madison Street, Midwood and Millrace, Balter’s, Willowbridge’s, Apis’, Madison Street’s, Midwood’s and Millrace’s Forms ADV, select financial information of Balter, Willowbridge, Apis, Madison Street, Midwood and Millrace, bibliographic information regarding Balter’s, Willowbridge’s, Apis’, Madison Street’s, Midwood’s and Millrace’s key management and investment advisory personnel, and comparative fee information relating to each of the Balter Funds) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The board also considered the proposed reorganization of Balter Long/Short (the “Old Balter Long/Short”), a series of the Professionally Managed Portfolios (“PMP”), with and into Balter Long/Short (the “New Balter Long/Short”), a proposed new series of NLFT II (the “Reorganization”)

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the approval of the Balter Advisory Agreement with respect to each of the Balter Funds. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Balter Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Balter Advisory Agreement. In considering the approval of the Balter Advisory Agreement with respect to each of the Balter Funds, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Balter Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2015

Nature, Extent and Quality of Services. The Board noted that Balter had previously provided the Board with materials related to the Balter Advisory Agreement, including information on the firm’s related investment performance with its existing clients. During the discussions with Balter, the Board reviewed materials provided by Balter relating to the Balter Advisory Agreement, including a description of the manner in which investment decisions are made and executed and a review of the professional personnel performing services for the Balter Funds including the team of individuals that primarily monitor and execute the investment process and provide oversight of each Balter Fund’s sub-advisers. The Board then discussed the extent of Balter’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board considered Balter’s specific responsibilities in all aspects of the day-to-day management of each of the Balter Funds, including Balter’s oversight of the Balter Funds’ sub-advisers. Additionally, the Board received satisfactory responses from the representative of Balter with respect to a series of important questions, including: whether Balter is involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of the Balter Funds; and whether Balter has procedures in place to adequately allocate trades among its respective clients. The Board reviewed the descriptions provided by Balter of its practices for monitoring compliance with each Balter Fund’s investment limitations, noting that Balter’s CCO will periodically review the portfolio managers’ performance of their duties with respect to each Balter Fund to ensure compliance under Balter’s compliance program. The Board then reviewed the capitalization of Balter based on financial information and other materials provided and discussed with Balter and concluded that Balter was sufficiently well-capitalized, or that its control persons or principals had the ability to make additional contributions in order to meet its obligations to the Balter Funds. The Board concluded that Balter had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Balter Advisory Agreement with respect to each Balter Fund and that the nature, overall quality and extent of the management services to be provided by Balter were satisfactory and reliable.

Performance. The Board considered and reviewed the performance of Old Balter Long/Short versus its benchmarks for the one year and since inception periods. The Board noted Old Balter Long/Short underperformed its benchmarks for the periods; however based on discussions with Balter, the Board expects the New Balter Long/Short to obtain an acceptable level of investment return to shareholders over the long-term. Because Balter Global Macro had not yet commenced operations, the Trustees could not consider its past performance. The Board noted that Balter does not manage any other fund or separate account in the same strategy as Balter Global Macro.

Fees and Expenses. As to the costs of the services to be provided and profits to be realized by Balter, the Board reviewed and discussed a comparison of each Balter Fund’s proposed management fee and overall expense ratio to its respective Morningstar category and a peer group of funds constructed by Balter with similar investment objectives and strategies. The Board reviewed the proposed contractual arrangements for each Balter Fund, which stated that Balter had agreed to waive or limit its management fee and/or reimburse expenses at least until February 28, 2016 in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed (i) 1.89% and 2.19% of Balter Global Macro’s average net assets, for Institutional and Investor Class shares, respectively, and (ii) 2.19% and 2.54% of Balter Long/Short’s average net assets, for Institutional and Investor Class shares, respectively, and found such arrangements to be beneficial to shareholders. The Board concluded that the advisory fee and expense caps for each Balter Fund were reasonable. It was the consensus of the Board that, based on Balter’s experience and expertise, and the services to be provided by Balter to each of the Balter Fund, the advisory fees to be charged by Balter were reasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to Balter with respect to each of the Balter Funds based on break even and profitability reports and analyses reviewed by the Board and the selected financial information provided by Balter. With respect to Balter, the Board concluded that based on the services provided and the projected growth of each of the Balter Funds, the fees were reasonable and that anticipated profits from Balter’s relationship with the Balter Funds were not excessive.

Economies of Scale. As to the extent to which each Balter Fund will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed Balter’s expectations for growth of the Balter Funds. After consideration, the Board concluded that any material economies of scale would not be achieved in the near term.

Balter Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2015

The Board then reviewed and discussed the written materials that were provided by Willowbridge in advance of the Meeting and deliberated on the approval of the Balter Global Macro Sub-Advisory Agreement. In addition to the materials described above, the Board reviewed: (i) the nature and quality of the investment advisory services to be provided by Willowbridge, including the experience and qualifications of the personnel providing such services; (ii) the investment strategies and style of investing of Willowbridge; (iii) the performance history of Willowbridge; and (iv) Willowbridge’s financial condition, history of operations and ownership structure. In considering the approval of the Balter Global Macro Sub-Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. As to the nature, quality and extent of the services to be provided by Willowbridge, the Board noted the experience of the portfolio management and research personnel of Willowbridge, including their experience in the investment field, education and industry credentials. The Board discussed the financial condition of Willowbridge and reviewed supporting materials. The Board reviewed the presentation materials prepared by Willowbridge describing its investment process. The Board received satisfactory responses from Willowbridge with respect to a series of important questions, including: whether Willowbridge is involved in any lawsuits or pending regulatory actions. The Board discussed Willowbridge’s compliance structure and broker selection process. In consideration of the compliance policies and procedures for Willowbridge included in the Board Materials, the Board concluded that Willowbridge had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties under the Willowbridge Sub-Advisory Agreement and that the nature, overall quality and extent of investment management services to be provided to Balter Global Macro were satisfactory.

Performance. The Board considered Willowbridge’s past performance as well as other factors relating to Willowbridge’s track record. The Board concluded that the performance track record of Willowbridge was satisfactory.

Fees, Expenses and Profitability. As to the costs of the services to be provided and profits to be realized by Willowbridge, the Board discussed the sub-advisory fees payable to Willowbridge. The Board considered that Willowbridge is to be paid by Balter and not by Balter Global Macro. Balter confirmed to the Board that the sub-advisory fees paid or to be paid to Willowbridge were reasonable in light of the anticipated quality of the services to be performed by them. As to profitability, the Trustees discussed the total fees expected to be paid to Willowbridge, and noted that Willowbridge will receive no other compensation from Balter Global Macro or Balter except the sub-advisory fee earned pursuant to the Balter Global Macro Sub-Advisory Agreement and payable by Balter. It was noted, however, that there is a proposed sub-advisory agreement between Willowbridge and Balter with respect to the wholly-owned subsidiary of Balter Global Macro (the “Balter Global Macro Subsidiary Sub-Advisory Agreement”). While the Balter Global Macro Subsidiary Sub-Advisory Agreement would provide a sub-advisory fee, it was noted that the agreement includes a provision requiring Willowbridge to waive any sub-advisory fees owed by Balter pursuant to the Balter Subsidiary Sub-Advisory Agreement in proportion to the fees Willowbridge would receive pursuant to the Balter Global Macro Sub-Advisory Agreement so as to avoid double charging on the same assets at both the Balter Global Macro and subsidiary levels. As to the costs of the services to be provided, and profits to be realized by each, the Trustees noted that because all sub-advisory fees will be paid by Balter, the overall advisory fee paid by Balter Global Macro is not directly affected by the sub-advisory fees. Consequently, the Board did not consider the costs of services provided by Willowbridge or its profitability to be significant factors. Based on all these factors, the Board concluded that the sub-advisory fees to be paid under the Balter Global Macro Sub-Advisory Agreement are reasonable in light of the services to be provided thereunder.

Economies of Scale. Since the sub-advisory fees are not paid by Balter Global Macro, the Board did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the assets of Balter Global Macro increase.

The Board then reviewed and discussed the written materials that were provided by Apis, Madison Street, Midwood and Millrace (each, a “Balter Long/Short Sub-Adviser” and collectively, the “Balter Long/Short Sub-Advisers”) in advance of the Meeting and deliberated on the approval of each of the Apis Sub-Advisory Agreement, the Madison Street Sub-Advisory Agreement, the Midwood Sub-Advisory Agreement and the Millrace Sub-Advisory Agreement (collectively, the “Balter Long/Short Sub-Advisory Agreements”). In addition to the materials described above, the Board reviewed: (i) the nature and quality of the investment advisory services to be provided by each respective Balter Long/Short Sub-Adviser, including the experience and qualifications of the personnel providing such services; (ii) the investment strategies and style of investing of

Balter Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2015

each Balter Long/Short Sub-Adviser; (iii) the performance history of each Balter Long/Short Sub-Adviser; and (iv) each Balter Long/Short Sub-Adviser’s financial condition, history of operations and ownership structure. In considering the approval of each Balter Long/Short Sub-Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. As to the nature, quality and extent of the services to be provided by each Balter Long/Short Sub-Adviser, the Board noted the experience of the portfolio management and research personnel of each Balter Long/Short Sub-Adviser, including their experience in the investment field, education and industry credentials. Where applicable, the Board discussed the financial condition of each Balter Long/Short Sub-Adviser and reviewed supporting materials. The Board reviewed the presentation materials prepared by each Balter Long/Short Sub-Adviser describing their investment process. As applicable, the Board received satisfactory responses from each Balter Long/Short Sub-Adviser with respect to a series of important questions, including: whether the Balter Long/Short Sub-Advisers were involved in any lawsuits or pending regulatory actions. The Board discussed each Balter Long/Short Sub-Adviser’s compliance structure and broker selection process. In consideration of the compliance policies and procedures for each Balter Long/Short Sub-Adviser included in the Board Materials, the Board concluded that each Balter Long/Short Sub-Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties under the respective Balter Long/Short Sub-Advisory Agreement and that the nature, overall quality and extent of investment management services to be provided to Balter Long/Short were satisfactory.

Performance. The Board considered each Balter Long/Short Sub-Adviser’s past performance as well as other factors relating to the Balter Long/Short Sub-Adviser’s track records. The Board concluded that the performance track records of each applicable Balter Long/Short Sub-Adviser were satisfactory.

Fees, Expenses and Profitability. As to the costs of the services to be provided and profits to be realized by each Balter Long/Short Sub-Adviser, the Board discussed the sub-advisory fees payable to each Balter Long/Short Sub-Adviser. The Board considered that the Balter Long/Short Sub-Advisers are each to be paid by Balter and not by Balter Long/Short. Balter confirmed to the Board that the sub-advisory fees paid or to be paid to the Balter Long/Short Sub-Advisers were reasonable in light of the anticipated quality of the services to be performed by them. As to profitability, the Trustees discussed the total fees previously paid or expected to be paid to each Balter Long/Short Sub-Adviser, and noted that the Balter Long/Short Sub-Advisers will receive no other compensation from Balter Long/Short or Balter except the sub-advisory fee earned pursuant to the respective Balter Long/Short Sub-Advisory Agreement and payable by Balter. As to the costs of the services to be provided, and profits to be realized by each, the Trustees reviewed profitability analyses that were provided. However, because all sub-advisory fees will be paid by Balter, the overall advisory fee paid by Balter is not directly affected by the respective sub-advisory fees. Consequently, the Board did not consider the costs of services provided by the Balter Long/Short Sub-Advisers or their profitability to be significant factors. Based on all these factors, the Board concluded that the sub-advisory fees to be paid under the Balter Long/Short Sub-Advisory Agreements were reasonable in light of the services to be provided thereunder.

Economies of Scale. Since the sub-advisory fees are not paid by Balter Long/Short, the Board did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the assets of Balter Long/Short increase.

Conclusion: Independent counsel again assisted the Board throughout the agreement review process. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the Balter Funds Advisory Agreements, the Balter Long/Short Sub-Advisory Agreements and the Balter Global Macro Sub-Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from Balter, Willowbridge, Apis, Madison Street, Midwood and Millrace as the Board believed to be reasonably necessary to evaluate the terms of each Balter Funds Advisory Agreement as appropriate, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to each Balter Funds Advisory Agreement separately, (a) the terms of the Balter Funds Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the Balter Funds Advisory Agreement is in the best interests of Balter Global Macro and Balter Long/Short and its shareholders, as appropriate. In considering the approval of each of the Balter Funds Advisory Agreements, the Board did not identify any one factor as all important, but rather considered these factors collectively and

Balter Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2015

determined that approval of each Balter Funds Advisory Agreement was in the best interests of Balter Global Macro and Balter Long/Short and their respective shareholders as appropriate. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to each Balter Funds Advisory Agreement.

SUBSEQUENT EVENT

Shareholder Meeting

The Board of Directors of the Professional Managed Portfolios (the “Predecessor Trust”) held a Special Meeting of the Shareholders of the Balter Long/Short Equity Fund (the “Predecessor Fund”), a series of the Predecessor Trust, on July 17, 2015 for the purpose of approving an Agreement and Plan of Reorganization, dated July 26, 2015 by and among the Predecessor Trust, on behalf of the Predecessor Fund, Northern Lights Fund Trust II (the “Trust”), on behalf of its newly created series the Balter Long/Short Equity Fund (the “Fund”), and Balter Liquid Alternatives, LLC, the investment advisor to the Predecessor Fund and the Fund (the “Advisor”) regarding the proposed reorganization of the Predecessor Fund with and into the Fund. At the close of business May 29, 2015, the record date for the Special Meeting of Shareholders, there were total outstanding 14,348,589 shares of beneficial interest of the Predecessor Fund. Accordingly, shares represented in person and by proxy at the Special Meeting equaled 67.33% of the outstanding shares of the Predecessor Fund. Therefore, a quorum was present for the Predecessor Fund.

With respect to approval of the proposed Agreement and Plan of Reorganization the following votes were cast:

Predecessor Fund
For Approval: 9,660,621 shares voted
Against Approval: 0 shares voted
Abstained: 0 shares voted

Balter Funds
EXPENSE EXAMPLES (Unaudited)
October 31, 2015

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemptions; and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as noted below.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio During
Actual	Account Value	Account Value	During Period	the Period
Balter Discretionary Global Macro Fund	5/28/15	10/31/15	5/28/15 – 10/31/15*	5/28/15 – 10/31/15*
Institutional Class	$1,000.00	$1,005.00	$8.10	1.89%
Investor Class	$1,000.00	$1,005.00	$9.38	2.19%
Balter Long/Short Equity Fund	4/1/15	10/31/15	4/1/15 – 10/31/15**	4/1/15 – 10/31/15**
Institutional Class	$1,000.00	$981.50	$10.94	2.19%

	Beginning	Ending	Expenses Paid	Expense Ratio During
Hypothetical	Account Value	Account Value	During Period	the Period
(5% return before expenses)	5/1/15	10/31/15	5/1/15 – 10/31/15***	5/1/15 – 10/31/15***
Balter Discretionary Global Macro Fund
Institutional Class	$1,000.00	$1,015.68	$9.60	1.89%
Investor Class	$1,000.00	$1,014.17	$11.12	2.19%
Balter Long/Short Equity Fund
Institutional Class	$1,000.00	$1,014.17	$11.12	2.19%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (156) divided by the number of days in the fiscal year (365).

**	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

***	The hypothetical example assumes that the Fund was in operation for the full six months ended 10/31/2015.

Balter Funds
SUPPLEMENTAL INFORMATION (Unaudited)
October 31, 2015

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day to day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services); Director of Marketing and of Asset Management; Director of Index Licensing, Value Line (from 1994 to 2010).	30	Director, Value Line Funds; Director, Value Line, Inc.; Director, Aquila Distributors, Trustee, Arrow ETF Trust, Trustee, Arrow Investments Trust; Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	29	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	29	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	29	Orizon Investment Counsel (financial services company) Board Member

Balter Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2015

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011	Secretary (since 2001) and General Counsel (from 2001 to 2014) of CLS Investments, LLC; Secretary (since 2001) and General Counsel (from 2001 to 2014) of Orion Advisor Services, LLC; Manager (from 2012 to 2015), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) and General Counsel (from 2003 to 2014) of Northern Lights Distributors, LLC; Secretary and Chief Legal Officer (since 2003) of AdvisorOne Funds; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; Manager (from 2008 to 2015), CEO (since 2015), General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Northern Lights Compliance Services, LLC; Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Blu Giant, LLC; Secretary (since 2012), Assistant Secretary (from 2003 to 2012) and General Counsel (from 2012 to 2014) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; Secretary and General Counsel (from 2013 to 2015) of NorthStar Holdings, LLC; Secretary (since 2013) and General Counsel (from 2013 to 2014) of Gemini Hedge Fund Services, LLC; Secretary (since 2013) and General Counsel (from 2013 to 2014) of Gemini Alternative Funds, LLC; Secretary of NorthStar CTC Holdings, Inc. (since 2015); Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; and Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust	29	NONE
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Gemcom, LLC (2004 -2012).	N/A	N/A
James P. Ash 80 Arkay Drive. Hauppauge, NY 11788 1976	Secretary Since May 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003 - 2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003-2011 and Senior Compliance Officer since 2011).	N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer, Since January 2013	Vice President of Gemini Fund Services, LLC (since 2012); Assistant Vice President, Gemini Fund Services, (2007 - 2012).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Fund’s Compliance provider) and Blu Giant, LLC (the Fund’s Edgar and printing service provider).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-844-322-8112.

10/31/15-NLII-V1

Privacy Policy

Rev. July 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    NorthStar CTC Holdings, Inc.

●    NorthStar Topco, LLC

●    Blu Giant, LLC

●    Gemini Fund Services, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-844-322-8112 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-844-322-8112.

INVESTMENT ADVISOR
Balter Liquid Alternatives, LLC
125 High Street, Oliver Street Tower, Suite 802
Boston, Massachusetts 02110

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Dr., Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
2015
Balter Discretionary Global Macro Fund	$12,500
Balter Long/Short Equity Fund	$12,500

(b)	Audit-Related Fees
2015
Balter Discretionary Global Macro Fund	None
Balter Long/Short Equity Fund	None

(c)	Tax Fees
2015
Balter Discretionary Global Macro Fund	$2,500
Balter Long/Short Equity Fund	$2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees
2015
Balter Discretionary Global Macro Fund	None
Balter Long/Short Equity Fund	None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

Balter Discretionary Global Macro Fund
2015
Audit-Related Fees:	0.00%
Tax Fees:	0.00%
All Other Fees:	0.00%

Balter Long/Short Equity Fund
2015
Audit-Related Fees:	0.00%
Tax Fees:	0.00%
All Other Fees:	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2015
Balter Discretionary Global Macro Fund	$2,500
Balter Long/Short Equity Fund	$2,500

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 1/8/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 1/8/16

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/Treasurer

Date 1/8/16